March 8-10, 2010
W. Stancil Starnes Chairman and Chief Executive Officer
Edward L. Rand, Jr. Chief Financial Officer
Frank B. O’Neil Investor Relations Officer
Raymond James & Associates
Raymond James & Associates
31st Annual Institutional Investors Conference
31st Annual Institutional Investors Conference

Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
Non-GAAP Measures

Year-to-Year Success Comes From
Taking a Long-Term View

Year-to-Year Success Comes From
Taking a Long-Term View
Edward L. Rand, Jr.
Chief Financial Officer

ProAssurance: Quick Facts

Success Continued in 2009
  23% Increase in Book Value per Share in 2009
  19% Increase in Revenue vs. 2008
  28% Increase in Diluted EPS
  Top Line Growth
  $28 million of new business in our historical book
  $95 million from completed M&A transactions
  Three transactions completed in 2009
  Outstanding performance in a challenging
 financial market and a demanding line of
 insurance

Book Value Growth EVERY Year Since Inception
	Cumulative	CAGR
10 year	278%	14%
5 year	151%	20%
1 year	23%	23%
Measured through Year-End 2009

Book Value per Share at Year End

Share Prices Since Inception
	Cumulative	CAGR
10 year	166%	10%
5 year	37%	7%
1 year	2%	2%
Measured through Year-End 2009

Share Price at Year End

Prime Time to Invest in PRA

Price to Book Multiple by Month

Outstanding Performance vs Industry
  Moody’s rankings of the top 100 P&C
 insurance companies by premium volume

1 by Direct Written Premium Source: 2008 Data from Moody’s Statistical Handbook October
2009
Category	Ranking
Direct Written Premiums	95
Operating Ratio	1
Combined Ratio	2
Loss Ratio	5
ROE	5

2009 Financial Highlights

in millions, except per share data
  Year-End
 All data includes acquired entities since date of acquisition only. PICA was acquired on April 1, 2009.
1Excludes discontinued operations.
2Includes a loss on extinguishment of debt of $2.8 million for the year ended December 31, 2009 and a gain on extinguishment of debt of $4.6 million for the year ended December 31, 2008
Gross Premiums Written1 $ 554 $ 471 $ 549
Net Investment Income1  151  158  171
Total Revenue1   673  567  706
Net Income (Includes Investment Losses)2 $ 222 $ 178 $ 168
Operating Income $ 215 $ 207 $ 172
Net Income/Diluted Share $ 6.70 $ 5.22 $4.78
Operating Income/Diluted Share $ 6.49 $ 6.07 $4.90
Total Assets $4,647 $ 4,281 $ 4,441
Shareowners’ Equity $1,705 $ 1,424 $ 1,255
 2009 2008  2007

Conservative Use of Debt
  Low Debt to Cap Ratio
  No strain on cash flow

Capital Management
  Active in prudent share repurchase
  1.1 million shares in 2009
  Board examination of capital management
 alternatives

Investments Balance Risk vs. Return
  Key Investment Actions in Q4 09
  Reduced cash and short-term
 balances
  Added to corporate and municipal
 bond holdings
  CUSIP-level portfolio disclosure
 on our website:
 www.proassurance.com/investorrelations/supplemental.aspx
$3.8 Billion
Portfolio
$3.8 Billion
Portfolio
Fixed Income: 90%
Short Term: 5%
Short Term: 5%
Equity and Other Investments: 3%
Equity and Other Investments: 3%
BOLI: 2%
BOLI: 2%

12/31/09

Fixed Income Breakdown

12/31/09

Our Disciplined Approach Produces
Operational Excellence

Our Disciplined Approach Produces
Operational Excellence
W. Stancil Starnes, Esq.
Chairman & CEO

Producing Sustainable Results
  Building on growth opportunities
  Using our unparalleled market knowledge
  Leveraging our unique claims expertise
  Employing our not so secret weapon

We Are a National Company
  Broad geographic diversification provides an
 unmatched spread of risk

Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
(Birmingham)

2009 M & A Transactions

2009 Premium: $77 million
Significant growth in our core business
Nationwide geographical expansion
Extends our core business
Broadens our medically-related range
Geographical expansion
2009 Premium: $4.0 million
Adds to our lawyers’ book
Geographical expansion
Affirms our interest in this line

2009:  Consolidation of:
 Mid-Continent General Agency
2009:  Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
Growth Through M&A
  We’ve built a leading platform through M&A

1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970’s
Founding in the 1970’s
1999: Assumed business of:
  Medical Defense Associates (MO)
1999: Assumed business of:
  Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006:  Consolidation of:
 PIC Wisconsin Group
2006:  Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition

Growth Brings Size and Scope
  Broad geographic diversification provides an
 unmatched spread of risk

  Our spread of risk provides
 better market awareness and
 more data points to gauge
 loss trends
  Our internal actuarial depth
 allows us to assess emerging
 trends and respond quickly
Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
(Birmingham)

Claims Handling Sets Us Apart
  Our effective approach to handling claims sets
 us apart
  We price our product to offered an unfettered
 defense of claims to the extent permitted by
 law
  Claims handling is a key to policyholder
 loyalty and long-term financial success

Claims Trends Remain Favorable

ProAssurance Claims Tried
to a Verdict
(includes PICA)
  We try cases
  Frequency trends are
 stable after declining
 since 2005/2006
  The result is fewer
 cases to try
  Severity trends also
 stable
  Trends are much the
 same in states with or
 without Tort Reform

The Ohio Example
  Exhaustive, reliable data provided by the Ohio
 Department of Insurance
  Broad range of competitors and business
 approaches
  Pricing
  Underwriting
  Claims handling

www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

  ProAssurance closes more claims
 with NO indemnity payments
Ohio Closed Claims 2005-2008
Source: Ohio Department of Insurance: www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

  ProAssurance spends more, on average, to
 defend cases—leveraging our strength
Ohio Closed Claims 2005-2008
Source: Ohio Department of Insurance: www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

  ProAssurance closes more claims at trial,
 offering our insureds the chance for vindication
Ohio Closed Claims 2005-2008
 Excludes Trials that Ended with a Directed Verdicts
Source: Ohio Department of Insurance: www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

  ProAssurance spends far less in average
 indemnity payments
Ohio Closed Claims 2005-2008
Source: Ohio Department of Insurance: www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

The Importance of Treated Fairly®
  Treated Fairly® affirms our existing, enduring
 commitment to every stakeholder
  Insureds
  Agents
  Investors
  The public
  Provides a touchstone that guides every interaction
  Helps ensure that we run our business as owners
 who are rewarded for long-term success

Producing Sustainable Results
  Building on growth opportunities
  Using our unparalleled market knowledge
  Leveraging our unique claims expertise
  Employing our not so secret weapon

SUPPLEMENTAL
DISCUSSION
SLIDES
SUPPLEMENTAL
DISCUSSION
SLIDES

Financial

The Importance of Investment Income
  Pricing discipline is even more critical
Combined Ratio
required to generate
a 13% after-tax ROE

The Importance of Investment Income

Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
Year
8
Incident
Occurs
Discovery
and
Preparation
Claim
Reported
Trial
and
Appeals
Resolution
5-6 Years
After
Claim
Reported
Life Cycle of a Typical Claim

The Importance of Investment Income

Typical Claims Payout Pattern

Using Capital Prudently
  Using capital to build through M&A

Our Strong Capital/Low Leverage Position

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus
for Each year
$567
$ 96
$471
($96 mil PICA pro forma in 2008)

Excess Capital vs. Excess Capacity

Conceptual Model of Projected
A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

Market Conditions

The State of the Market
  Prices have been falling yet profitability
 remains high
  Continued low interest rates must enforce
 discipline sooner or later
  Frequency is no longer declining
  Only a matter of time before frequency moves
 higher
  But when?
  Severity is trending upward at expected,
 manageable rates (4%-5%) in most states

The State of the Market

Responding to Changes in HealthCare
  Projected sector growth through 20181
  Physician’s Assistants 39%
  Medical Assistants  36%
  Licensed Nurses  34%
  Chiropractors   31%
  Physicians and Surgeons 22%
  Podiatrists   9%

1Bureau of Labor Statistics 2008 to 2018 Projections

Claims

Why Claims Strategy Matters
Favorable
Outcomes:
84.0%
Favorable
Outcomes:
84.0%
Five Year Average
2004 - 2008
Favorable
Outcomes:
75.4%
Favorable
Outcomes:
75.4%

Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results
ProAssurance vs. Industry
Average Statutory Loss Ratio
2003-2008
Legal
Payments
Loss
Payments
Trend for ProAssurance
Stand Alone Statutory Loss Ratio
2006 - 2008
76.0%
*Source: A. M. Best Aggregates & Averages, Medical Malpractice Predominating
64.3%
80.8%
76.9%
44.2%

Appendix: Underwriting/Actuarial

Enforce Actuarial Conservatism

$ 2.4
$ 2.6
$ 2.6
$ 2.2
$ 1.8

Rate Change History

Appendix: Moody’s Rankings

Moody’s Top 100 Ranking Data

Appendix: Investments

Equities & Other: $43 Million

12/31/09
  Represents 3% of our Total Investments

Strategy: Investment Discipline
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Municipals: $1.5 Billion

12/31/09
  Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance

Asset Backed: $700 Million
  Weighted average rating: “AA+”
Bloomberg Data
12/31/09
Alt-A
LTV 61%
Prime MBS
LTV 57%
Further Details Provided
on Sub-Prime and CMBS
on following pages

Sub-Prime Detail

  $7.2 million market value in AFS portfolio
  $3.5 million unrealized loss
  $13.3 million market value in
 high-yield LP rated “A”
  LP’s focus is distressed ABS
At 12/31/09	Vintage
$4.7 Mln	2004 & Prior
$2.5 Mln	2005
Quality & Vintage information only on direct holdings at 12/31/09
At 12/31/09	Type	Quality
$3.4 Mln	Mortgage-Backed	AA- avg - LTV 71%
$3.8 Mln	Home Equity	A+ avg

CMBS Detail
  Vintages
  2005 & Prior- $71 million
  2006- $21 million
  Top Property Types
  Office: 56% of CMBS portfolio
  Retail Anchored: 34% of CMBS portfolio
  Mixed Use: 6% of CMBS portfolio
  Other: 4% of CMBS Portfolio

CMBS Detail
  $93 million Fair Value in non-agency CMBS
  Book Value: $94 million
  3% of fixed income portfolio

At 12/31/2009	Quality
$89.3 Mln	AAA
$ 3.0 Mln	AA
$ 0.7 Mln	A
At 12/31/2009	Wtd Avg LTV
16%	<65%
48%	=65-70%
19%	<70-75%
16%	=75-85%
1%	+85%
At 12/31/2009	Credit Support
39%	>30%
46%	20% - 30%
11%	10% - 20%
4%	Less than 10%
At 12/31/2009	Deal Cumulative Delinquencies
30%	0.0% - 1.0%
15%	1.0% - 2.0%
19%	2.0% - 3.0%
10%	3.0% - 5.0%
21%	5.0% - 8.0%
5%	8.0% - 10.0%
At 12/31/2009	Debt Service Coverage
87%	=>1.5x
7%	1.4x-1.5x
6%	1.3x-1.4x
AT
12/31/2009

  Weighted Average Rating: A
  28% of Total Investments
Corporates: $1.1 Billion

12/31/2009

Corporate: Detail on Financials
  Top 20 Largest Banks/Financials: $ 267 million
  $68 mm FDIC backing
BA $41 ($23)	Credit Suisse $9
MS $29 ($6)	Eurohypo $8
BP Cap $25	KEY $6 ($6)
GECC $25 ($8)	BNY Mellon $6
JPM $23 ($14)	PNC $6 ($2)
GS $18( $2)	US Bank $6
Amex $13	Deutsche Bank $5
Citi $13($5)	Depfa ACS -Covered $5
Wells $13	FMCC $5
Natl Rural $9	John Deere Cap $5 ($2)
FDIC backed amounts listed in parentheses

12/31/2009

Treasury/GSE: $221 Million

12/31/2009

12/31/2009

Portfolio Overview: Short Term
  $187 Million
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA

BOLI: $65 Million
  Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+